SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) June 7, 2002

Specialty Laboratories, Inc.
(Exact name of registrant as specified in charter)

California (State or other jurisdiction of incorporation)	001-16217 (Commission File Number)	95-2961036 (IRS Employer Identification No.)

2211 Michigan Avenue, Santa Monica, California (Address of principal executive offices)	90404 (Zip Code)

Registrant's telephone number, including area code (310) 828-6543

(Former name or former address, if changed since last report.)

ITEM 5    OTHER EVENTS

        On June 7, 2002 Specialty Laboratories, Inc., (the "Registrant") announced that Paul F. Beyer has resigned as President and Chief Operating Officer. Mr. Beyer, who joined the Registrant in 1996, remains a member of the Registrant's Board of Directors. His decision to step down follows the recent appointment of Douglas S. Harrington, M.D. as Chief Executive Officer. The Registrant is eliminating the position of Chief Operating Officer. A copy of the press release issued by the Registrant on June 7, 2002 concerning the foregoing matter is filed herewith as Exhibit 99.1 and is incorporated herein by reference.

        In addition, Albert Rabinovitch, M.D., PhD., and Shoji Maruyama, D.M.Sc. both resigned from their positions effective June 7, 2002. Albert Rabinovitch, who joined the Registrant in 2000, was Vice President, Chief Medical Officer and Co-Laboratory Director. Shoji Maruyama joined the Registrant in 1998 and served as Senior Vice President.

ITEM 7    FINANCIAL STATEMENTS AND EXHIBITS

(c)	Exhibits	The following document is filed as an exhibit to this report:
	99.1	Press Release dated June 7, 2002.

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SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Specialty Laboratories, Inc.
Date: June 14, 2002	By:	/s/ FRANK J. SPINA Frank J. Spina, Chief Financial Officer

EXHIBIT INDEX

Exhibits	The following document is filed as an exhibit to this report:
99.1	Press Release dated June 7, 2002.